U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave.
MK-WI-T10
Milwaukee, WI 53202

December 8, 2016

VIA EDGAR TRANSMISSION

Re:	Managed Portfolio Series (the “Trust”)
File Nos.:  333-172080 and 811-22525

United States Securities and Exchange Commission
Division of Investment Management
100 F. Street N.E.
Washington D.C.  20549

To whom it may concern,

On December 6, 2016, and pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, the Trust erroneously transmitted via EDGAR a Preliminary Proxy Statement and Form of Proxy relating to the Special Meeting of Shareholders of the Tortoise North American Pipeline Fund.  This was filed as SEC Accession No. 0000894189-16-013355 and the filing should be disregarded. This “notice” submission notifies the dissemination stream to disregard the submission. The Preliminary Proxy Statement has been refiled under the correct registrant.

If you have any additional questions or concerns, please feel free to contact me at (414) 765-6611.

Sincerely,

/s/Thomas A. Bausch

Thomas A. Bausch, Esq.
Assistant Secretary of Managed Portfolio Series

cc:  Michael P. O’Hare, Esq., Stradley Ronon Stevens & Young, LLP.